Exhibit 10.3

AMENDMENT NO. 2 TO
COMMON STOCK PURCHASE AGREEMENT

This Amendment No. 2 to the Common Stock Purchase Agreement, dated as of December 15, 2010 (this “Amendment”), to the Common Stock Purchase Agreement dated as of December 15, 2008, as amended by Amendment No. 1, dated as of March 24, 2010 (the “Purchase Agreement”) is entered into by and between BioSante Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), and Kingsbridge Capital Limited, an entity organized and existing under the laws of the British Virgin Islands (the “Investor”).

1.             Reference to the Purchase Agreement; Definitions. Reference is made to the Purchase Agreement and, specifically, to Section 10.6 thereof entitled, “Amendment; No Waiver.” Terms defined in the Amendment and not otherwise defined herein are used herein with the meanings defined in the Purchase Agreement.

2.             Amendments to the Purchase Agreement.

(a)           The Purchase Agreement is hereby amended by replacing the definition of “Commitment Period,” as set forth in Article I thereof, with the following definition:  “Commitment Period” means the period commencing on the Effective Date and expiring on the earliest to occur of (i) the date on which the Investor shall have purchased Shares pursuant to this Agreement for an aggregate purchase price equal to the Maximum Commitment Amount, (ii) the date this Agreement is terminated pursuant to Article VIII hereof, and (iii) the date occurring thirty-six (36) months from the Effective Date.

(b)           Section 10.1(a)(iii) of the Purchase Agreement is hereby amended by deleting that subsection in its entirety.

3.             Miscellaneous.  Except as otherwise set forth herein, the Purchase Agreement shall remain in full force and effect without change or modification.  This Amendment shall be construed under the internal laws of the State of New York.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.  This Amendment shall bind and inure to the benefit of the parties and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed and delivered by their respective duly authorized representative as of the date first written above.

KINGSBRIDGE CAPITAL LIMITED

By:	/s/ Antony Gardner-Hillman
Antony Gardner-Hillman Director

BIOSANTE PHARMACEUTICALS, INC.

By:	/s/ Phillip B. Donenberg
Phillip B. Donenberg
Chief Financial Officer, Treasurer and Secretary